UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 9th Avenue North, Suite 220 Safety Harbor, Florida	34695
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 25, 2023, Eightco Holdings Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Special Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 26, 2023 (the “Proxy Statement”). The final voting results are as follows:

1.	Proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock underlying a convertible promissory note and warrant issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated March 15, 2023, by and between the Company and the investor named therein, in an amount equal to or in excess of 20% of the Company’s Common Stock outstanding immediately prior to the issuance of such convertible promissory note and warrant (the “March 2023 SPA Issuance Proposal”):

For	Against	Abstain
639,991	175,521	18,191

2.	Proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March 2023 SPA Issuance Proposal:

For	Against	Abstain
628,686	182,639	22,378

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2023

Eightco Holdings Inc.

By:	/s/ Brian McFadden
Name:	Brian McFadden
Title:	Chief Executive Officer